Exhibit 21.1

LIST OF SIGNIFICANT SUBSIDIARIES

Entity Name	Jurisdiction
2006 Biotech VSP, L.P.	Delaware
2007 Biotech VSP, L.P.	Delaware
2008 Biotech VSP, L.P.	Delaware
2009 Biotech VSP, L.P.	Delaware
2010 Biotech VSP, L.P.	Delaware
2011 Biotech VSP, L.P.	Delaware
2011 Growth VSP, L.P.	Delaware
2012 Growth VSP, L.P.	Delaware
AfterNext HealthTech Sponsor, Series LLC	Delaware
AG 575 Manager, Inc.	Delaware
AG ACOFA GP LLC	Delaware
AG Acquisition KK (BVI) Limited	British Virgin Islands
AG ADP LLC	Delaware
AG Advisors AGCR VIII UK Participation Partners, L.P.	Delaware
AG Advisors Europe Realty UK Participation Partners, L.P.	Delaware
AG Advisors Long-Term Distressed Participation Partners, L.P.	Delaware
AG Advisors Participation Partners, L.P.	Delaware
AG Advisors Private Equity Participation Partners, L.P.	Delaware
AG Advisors Real Estate Participation Partners, L. P.	Delaware
AG AH Manager, Inc.	Delaware
AG Arts Credit GP, LLC	Delaware
AG Asia II LLC	Delaware
AG Asia III LLC	Delaware
AG Asia IV LLC	Delaware
AG Asia LLC	Delaware
AG Asia Realty Fund III HedgeCo, L.L.C.	Cayman Islands
AG Asia Realty Fund III Member, L.L.C.	Delaware
AG Asia Realty Fund IV HedgeCo, L.L.C.	Cayman Islands
AG Asia Realty Fund IV Member, L.L.C.	Delaware
AG Asia Realty Fund V Member, L.L.C.	Delaware
AG Asia Realty V Pte. Ltd.	Singapore
AG Asia V AUS AIV GP LLC	Cayman Islands
AG Asia V LLC	Delaware
AG Asset Based Credit GP, LLC	Delaware
AG Asset Manager, Inc.	Delaware
AG Capital Funding, LLC	Delaware
AG Capital Recovery VIII LLC	Delaware
AG Capital Solutions GP, LLC	Delaware
AG Centre Street GP LLC	Delaware
AG Claims LLC	Delaware
AG CLO Equity Fund GP, LLC	Delaware
AG Corporate Credit Opportunities GP LLC	Delaware
AG Credit Solutions Fund GP, LLC	Delaware
AG Credit Solutions Fund II GP, LLC	Delaware
AG CREDO GP LLC	Delaware
AG CREDO II GP LLC	Delaware
AG CREDO III GP LLC	Delaware

AG CSF 2023 Fund (G) GP, LLC	Delaware
AG CSF2A (Annex) Dislocation Fund GP, LLC	Delaware
AG Direct Lending Evergreen Fund GP, LLC	Delaware
AG Direct Lending Fund (MM) GP, LLC	Delaware
AG Direct Lending Fund (TX) GP, LLC	Delaware
AG Direct Lending Fund GP, LLC	Delaware
AG Direct Lending Fund II GP, LLC	Delaware
AG Direct Lending Fund III GP, LLC	Delaware
AG Direct Lending Fund IV Annex GP, LLC	Delaware
AG Direct Lending Fund IV GP, LLC	Delaware
AG Direct Lending Fund V GP, LLC	Delaware
AG DLF VI SPV 1, LLC	Delaware
AG DLI Lux V GP, S.à r.l.	Luxembourg
AG EHF II GP LLC	Delaware
AG Energy Funding, LLC	Delaware
AG Essential Housing GP, LLC	Delaware
AG EU GP, L.L.C.	Delaware
AG Europe Member 1 LLC	Delaware
AG Europe Member 2 LLC	Delaware
AG FH GP Limited	England & Wales
AG FM II Manager, Inc.	Delaware
AG FM Manager, Inc.	Delaware
AG FSI LLC	Delaware
AG Funds XI 9ST Portfolio Partner I, L.L.C.	Delaware
AG Funds XI HTI Portfolio Member, L.L.C.	Delaware
AG Funds XI TC Member, L.L.C.	Delaware
AG Funds, L.P.	Delaware
AG Gemmy LLC	Delaware
AG Global Debt Strategy LLC	Delaware
AG Global Strategy GP LLC	Delaware
AG GP LLC	Delaware
AG Growth Capital I LLC	Delaware
AG IIR Realty LLC	Delaware
AG Japan Investments 2 (SO), L.P.	Cayman Islands
AG Japan Overflow GP LLC	Delaware
AG Japan Realty Value I GP GK	Japan
AG Japan Realty Value I LLC	Delaware
AG Japan Value-Add LLC	Delaware
AG Japan Value-Add Overflow GP LLC	Delaware
AG Kai Bo LLC	Delaware
AG KIC Realty LLC	Delaware
AG Korea Value-Add LLC	Delaware
AG MD GP, LLC	Delaware
AG MM LLC	Delaware
AG Mortgage Investment Trust, Inc.	Maryland
AG Mountain Laurel GP LLC	Delaware
AG Multifamily Manager, LLC	Delaware
AG NC GP LLC	Delaware
AG Net Lease Acquisition Corp.	Delaware
AG Net Lease Asset Management LLC	Delaware

AG Net Lease III LLC	Delaware
AG Net Lease IV LLC	Delaware
AG Net Lease V LLC	Delaware
AG NLIG LLC	Delaware
AG NRP Manager, Inc.	Delaware
AG Pearl Funds Member GP S.à r.l.	Luxembourg
AG Printing House Manager, Inc.	Delaware
AG Private Equity Acquisition Corp.	Delaware
AG Private Equity II LLC	Delaware
AG Real Estate Manager, Inc.	Delaware
AG Realty Fund VII Member, L.L.C.	Delaware
AG Realty Fund VII(AC) Member, L.L.C.	Delaware
AG Realty Fund VII(AU) Member, L.L.C.	Delaware
AG Realty X Korea Value-Add Real Estate Member, L.L.C.	Delaware
AG Realty XI Korea Value-Add Real Estate Member, L.L.C.	Delaware
AG REIT Management, LLC	Delaware
AG Select Credit Alpha Fund I GP, LLC	Delaware
AG Silver Oak Partner, LLC	Delaware
AG SQ700 Manager, Inc.	Delaware
AG Super LLC	Delaware
AG TCDRS LLC	Delaware
AG Twin Brook LC Funding, LLC	Delaware
AG TwinBrook Origination Fund I GP, LLC	Delaware
AG Twinbrook Origination Fund II GP, LLC	Delaware
AG UKR Realty LLC	Delaware
AG West 15th Manager, Inc.	Delaware
AG-AF HTI Portfolio GP, L.L.C.	Delaware
AGCP IV LLC	Delaware
AGDL BUSL GP, LLC	Delaware
AGDL Generali GP, S.à r.l.	Luxembourg
AGKM Investments, LLC	Delaware
AGM Funds XI Marlow Member, L.L.C.	Delaware
AGNL Cleaver Holdings Ltd	England & Wales
AGNL Europe Finco, L.P.	Delaware
AGNL Europe Holdings GP, L.L.C.	Delaware
AGNL Europe Holdings, L.P.	Delaware
AGNL Manager III, Inc.	Delaware
AGNL Manager IV, Inc.	Delaware
AGNL Wheels Mexico Holdco, L.L.C.	Delaware
AGNL Wheels Mexico Member, L.L.C.	Delaware
AGPB Investments, LLC	Delaware
AGR Europe II LLC	Delaware
AGR Europe III LLC	Delaware
AGR Europe IV (EU), S.à r.l.	Luxembourg
AGR Europe IV LLC	Delaware
AGR Europe LLC	Delaware
AGR IC LLC	Delaware
AGR IX Asia Funds GP, L.L.C.	Delaware
AGR IX Asia Member HK GP, L.L.C.	Delaware
AGR IX LLC	Delaware

AGR Japan Investments 2 Funds Member, L.L.C.	Delaware
AGR VII LLC	Delaware
AGR VIII Fund Member, L.L.C.	Delaware
AGR VIII HK Fund Member L.L.C.	Delaware
AGR VIII LLC	Delaware
AGR X Asia Member HK GP, L.L.C.	Delaware
AGR X LLC	Delaware
AGR XI LLC	Delaware
AG-SRC TB Manager, L.L.C.	Delaware
AGTB BDC Holdings GP LLC	Delaware
AGTB Fund Manager, LLC	Delaware
AG-TREP Jef Drive GP, L.L.C.	Delaware
AGTY Investments, LLC	Delaware
Angelo Gordon EU B.V.	Netherlands
Angelo Gordon Real Estate Inc.	Delaware
Angelo Gordon Real Estate LLC	Delaware
Angelo Gordon Realty Acquisitions Coöperatieve U.A.	Netherlands
Angelo, Gordon & Co., L.P.	Delaware
Angelo, Gordon Asia Co., Ltd.	Korea, Republic of
Angelo, Gordon Asia Limited	Hong Kong
Angelo, Gordon Energy Capital, LLC	Delaware
Angelo, Gordon Energy Credit Opportunities Fund GP, LLC	Delaware
Angelo, Gordon Europe LLP	England & Wales
Angelo, Gordon Germany GmbH	Germany
Angelo, Gordon Hong Kong Limited	Hong Kong
Angelo, Gordon Management LLC	Delaware
Angelo, Gordon Netherlands B.V.	Netherlands
Angelo, Gordon Singapore Private Limited	Singapore
Botticelli International SPC	Cayman Islands
Botticelli LLC	Delaware
Cyanus Pte. Ltd.	Singapore
EU Acquisitions Member I, L.L.C.	Delaware
EU Acquisitions Member II, L.L.C.	Delaware
Eurostrat Netherlands Manager, L.L.C.	Delaware
Evercare Health Fund GenPar Advisors, Inc.	Cayman Islands
Evercare Health Fund GenPar, L.P.	Cayman Islands
Evercare Health Fund Management, LLC	Delaware
GCAT Management LLC	Delaware
Grocery Genpar VI, L.P.	Delaware
Growth India Advisory Services, LLC	Delaware
Hearts HoldCo Limited	England & Wales
Infra Bear Partners GenPar Advisors, LLC	Delaware
Japan RE Investments 2 PTE. LTD.	Singapore
Japan RE Investments 2, L.L.C.	Delaware
K-AG Realty II LLC	Delaware
Millennium Park SPV GP, LLC	Delaware
Mothership GenPar Advisors, LLC	Delaware
Mothership GenPar, L.P.	Delaware
MS NewCo, LLC	Delaware
Netherlands N Housing Fund GP, S.à r.l.	Luxembourg

Netherlands Residential Fund K GP, S.à r.l.	Luxembourg
Newbridge Asia GenPar IV Advisors, Inc.	Cayman Islands
Newbridge Asia GenPar IV, L.P.	Cayman Islands
NewQuest Advisors (India) LLP	India
NewQuest Asia BE Limited	Mauritius
NewQuest Asia Fund III GP Ltd.	Cayman Islands
NewQuest Asia Fund IV GP Ltd.	Cayman Islands
NewQuest Asia Fund V GP Ltd.	Cayman Islands
NewQuest Asia V GenPar Advisors, Ltd.	Cayman Islands
NewQuest Asia V GenPar, L.P.	Cayman Islands
NewQuest Capital Advisors (HK) Limited	Hong Kong
NewQuest Holdings (Cayman) Limited	Cayman Islands
NewQuest Partners Master G.P. Ltd.	Cayman Islands
NM PERA TPG AG Origination Fund GP, LLC	Delaware
Northwoods European CLO Management LLC	Delaware
P RE Dutch Residential Fund GP, S.à r.l.	Luxembourg
Pearl Lux GP S.à r.l.	Luxembourg
Pearl Lux Holdings SCSp	Luxembourg
Peppertree Capital FXI, LP	Delaware
Peppertree Capital XI, LLC	Delaware
Phoenix Bear Partners GenPar Advisors, LLC	Delaware
Phoenix Bear Partners GenPar II Advisors, LLC	Delaware
Phoenix Bear Partners GenPar, L.P.	Delaware
Public Equity Partners Management, L.P.	Delaware
Qianhai NewQuest Management Consulting (Beijing) Limited	China
Red Creek Asset Management LLC	Delaware
Rise Asia Inc	Cayman Islands
Rise India Advisory Services, LLC	Delaware
Silver Oak Capital, L.L.C.	Delaware
Tarrant Capital IP, LLC	Delaware
Tarrant Funding SPV GP II, LLC	Delaware
Tarrant Funding SPV GP, LLC	Delaware
Tarrant NJ LLC	Delaware
TECA Finance (AUD), L.P.	Cayman Islands
TECA VC GenPar, L.P.	Delaware
The Rise Fund AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund AIV GenPar, L.P.	Cayman Islands
The Rise Fund DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund DE AIV GenPar, L.P.	Delaware
The Rise Fund GenPar Advisors, LLC	Delaware
The Rise Fund GenPar II Advisors, Inc.	Cayman Islands
The Rise Fund GenPar II, L.P.	Cayman Islands
The Rise Fund GenPar II-AIV Advisors, Inc.	Cayman Islands
The Rise Fund GenPar II-AIV, L.P.	Cayman Islands
The Rise Fund GenPar III Advisors, LLC	Delaware
The Rise Fund GenPar III, L.P.	Delaware
The Rise Fund GenPar IV Advisors, LLC	Delaware
The Rise Fund GenPar IV Advisors-F, LLC	Delaware
The Rise Fund GenPar IV, L.P.	Delaware
The Rise Fund GenPar IV-F, L.P.	Delaware

The Rise Fund GenPar, L.P.	Delaware
The Rise Fund II DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund II DE AIV GenPar, L.P.	Delaware
The Rise Fund II Management, LLC	Delaware
The Rise Fund II SF AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund II SF AIV GenPar, L.P.	Cayman Islands
The Rise Fund III Cayman AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund III Cayman AIV GenPar, L.P.	Cayman Islands
The Rise Fund III DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund III DE AIV GenPar, L.P.	Delaware
The Rise Fund III Management, LLC	Delaware
The Rise Fund IV Management, LLC	Delaware
The Rise Fund Management, LLC	Delaware
The Rise Fund Strategic Promote, L.P.	Cayman Islands
The Rise Fund Strategic Promote, L.P.	Delaware
The Rise Fund Wild GenPar Advisors, Inc.	Cayman Islands
The Rise Fund Wild GenPar, L.P.	Cayman Islands
Tophat International Ltd.	Cayman Islands
TPG (A) Limited	Abu Dhabi Global Markets
TPG (Brazil Mgt.), LLC	Delaware
TPG (I), Ltd.	Cayman Islands
TPG (K) Limited	Cayman Islands
TPG 2006 VSP, L.P.	Delaware
TPG 2007 VSP, L.P.	Delaware
TPG 2008 VSP, L.P.	Delaware
TPG 2009 VSP, L.P.	Delaware
TPG 2010 VSP, L.P.	Delaware
TPG 2011 VSP, L.P.	Delaware
TPG AAF Advisors, LLC	Delaware
TPG AAF GenPar, L.P.	Delaware
TPG AAF Partners Management, LLC	Delaware
TPG Advantage Direct Lending Fund GP, LLC	Delaware
TPG Advisors (Chongqing) LLC	Delaware
TPG Advisors (Shanghai) LLC	Delaware
TPG Africa II, Ltd.	Cayman Islands
TPG Africa, LLP	England & Wales
TPG Africa, Ltd.	Cayman Islands
TPG AG Asia Real Estate VSP, L.P.	Delaware
TPG AG Asset Based Credit Evergreen Fund GP, LLC	Delaware
TPG AG Asset Based Credit GP II, LLC	Delaware
TPG AG CLO FoO GP, LLC	Delaware
TPG AG CLO VSP, L.P.	Delaware
TPG AG Credit I Designated Activity Company	Ireland
TPG AG Credit II Designated Activity Company	Ireland
TPG AG Credit Solutions Avanti Co-Invest GP, LLC	Delaware
TPG AG Credit Solutions Fund III GP, LLC	Delaware
TPG AG Credit Solutions VSP, L.P.	Delaware
TPG AG EHF III GP LLC	Delaware
TPG AG Essential Housing SD GP LLC	Delaware
TPG AG Europe Real Estate VSP, L.P.	Delaware

TPG AG Fort Laramie Fund GP, LLC	Delaware
TPG AG Korea Value-Add II LLC	Delaware
TPG AG K-SMA GP, LLC	Delaware
TPG AG MMDL VSP, L.P.	Delaware
TPG AG MVP GP LLC	Delaware
TPG AG Net Lease VSP, L.P.	Delaware
TPG AG Riverside GP LLC	Delaware
TPG AG Rosewood GP, LLC	Delaware
TPG AG SCSF VSP, L.P.	Delaware
TPG AG Select Credit Alpha Fund II GP, LLC	Delaware
TPG AG US Real Estate VSP, L.P.	Delaware
TPG AG Zilker GP, LLC	Delaware
TPG AGDL Co-Investment Fund GP II, LLC	Delaware
TPG AGDL Co-Investment Fund GP, LLC	Delaware
TPG Aion Management, LLC	Delaware
TPG Aion Partners GenPar Advisors, LLC	Delaware
TPG Aion Partners GenPar, L.P.	Delaware
TPG Angelo, Gordon International LLC	Delaware
TPG Apex GP, LLC	Delaware
TPG ART DE AIV GenPar Advisors, LLC	Delaware
TPG ART DE AIV GenPar, L.P.	Delaware
TPG ART GenPar Cayfir AIV Advisors, Inc.	Cayman Islands
TPG ART GenPar Cayfir AIV, L.P.	Cayman Islands
TPG ART GenPar, L.P.	Delaware
TPG Art Management, LLC	Delaware
TPG Ascension GenPar Advisors, LLC	Delaware
TPG Ascension GenPar, L.P.	Delaware
TPG Asia Advisory Services, LLC	Delaware
TPG Asia GenPar V Advisors, Inc.	Cayman Islands
TPG Asia GenPar V, L.P.	Cayman Islands
TPG Asia GenPar VI Advisors, Inc.	Cayman Islands
TPG Asia GenPar VI, L.P.	Cayman Islands
TPG Asia GenPar VII Advisors, Inc.	Cayman Islands
TPG Asia GenPar VII, L.P.	Cayman Islands
TPG Asia GenPar VIII Advisors, Inc.	Cayman Islands
TPG Asia Genpar VIII DE Advisors, LLC	Delaware
TPG Asia Genpar VIII Delaware, L.P.	Delaware
TPG Asia GenPar VIII, L.P.	Cayman Islands
TPG Asia V PEI Genpar Advisors, LLC	Delaware
TPG Asia V PEI Genpar, L.P.	Delaware
TPG Asia VI Management, LLC	Delaware
TPG Asia VI PEI AIV Genpar, Limited Partnership	Prince Edward Island
TPG Asia VII Management, LLC	Delaware
TPG Asia VIII Cayman AIV Genpar Advisors, Inc.	Cayman Islands
TPG Asia VIII Cayman AIV Genpar, L.P.	Cayman Islands
TPG Asia VIII Management, LLC	Delaware
TPG Atlas Co-Invest SellCo GP Advisors, LLC	Delaware
TPG Atlas Co-Invest SellCo GP, LLC	Delaware
TPG Atlas GenPar Advisors, LLC	Delaware
TPG Atlas GenPar, L.P.	Delaware

TPG Atlas Management, LLC	Delaware
TPG Atlas SellCo GP Advisors, LLC	Delaware
TPG Atlas SellCo GP, LLC	Delaware
TPG BD Advisors, LLC	Delaware
TPG BD Finance, L.P.	Delaware
TPG Biotech GenPar IV Advisors, LLC	Delaware
TPG Biotech GenPar V Advisors, LLC	Delaware
TPG Biotech IV DE AIV GenPar Advisors, LLC	Delaware
TPG Biotech IV DE AIV GenPar, L.P.	Delaware
TPG Biotech V DE AIV GenPar Advisors, LLC	Delaware
TPG Biotech V DE AIV GenPar, L.P.	Delaware
TPG Biotechnology Genpar III Advisors, LLC	Delaware
TPG Biotechnology GenPar III, L.P.	Delaware
TPG Biotechnology GenPar IV, L.P.	Delaware
TPG Biotechnology GenPar V, L.P.	Delaware
TPG Biotechnology IV Management, LLC	Delaware
TPG Biotechnology V Management, LLC	Delaware
TPG Capital - Brasil Assessoria De Investimentos e Participacoes Ltda	Brazil
TPG Capital - Luxembourg, S.à r.l.	Luxembourg
TPG Capital - Russia, S.à r.l.	Luxembourg
TPG Capital - U.A.E., LLC	Delaware
TPG Capital (Australia) PTY Ltd	Australia
TPG Capital (Beijing) Limited	China
TPG Capital (S) Pte. Ltd.	Singapore
TPG Capital Advisors, LLC	Delaware
TPG Capital BD, LLC	Texas
TPG Capital Canada Company	Nova Scotia
TPG Capital India Private Limited	India
TPG Capital Management, L.P.	Texas
TPG Capital Management, LLC	Delaware
TPG Capital, Limited	Hong Kong
TPG Capital-China, Limited	Hong Kong
TPG Cardinal GenPar Advisors, LLC	Delaware
TPG CDP DASA GenPar B, L.P.	Cayman Islands
TPG CDP DASA GenPar C, L.P.	Delaware
TPG Celadon Genpar Advisors, Inc.	Cayman Islands
TPG Celadon Partners Genpar, L.P.	Cayman Islands
TPG Chamois Partners GP, LLC	Delaware
TPG Champion Holdings GP, LLC	Delaware
TPG Champion Holdings, L.P.	Delaware
TPG China Management Holdings, Inc.	Cayman Islands
TPG China, Limited	Hong Kong
TPG Circadian Capital Partners AIV GenPar Advisors, Inc.	Cayman Islands
TPG Circadian Capital Partners AIV GenPar, L.P.	Cayman Islands
TPG Circadian Capital Partners GenPar Advisors, LLC	Delaware
TPG DASA Advisors (Cayman), Inc.	Cayman Islands
TPG DASA Advisors (RE) II, LLC	Delaware
TPG DASA Management, LLC	Delaware
TPG Derivatives Risk Management, L.P.	Delaware
TPG Digital Media GenPar Advisors, Inc.	Cayman Islands

TPG Digital Media GenPar, L.P.	Cayman Islands
TPG Digital Media Management, LLC	Delaware
TPG EHF Evergreen GP LLC	Delaware
TPG Emerging Companies Asia GenPar Advisors, Inc.	Cayman Islands
TPG Emerging Companies Asia GenPar DE Advisors, LLC	Delaware
TPG Emerging Companies Asia GenPar Delaware, L.P.	Delaware
TPG Emerging Companies Asia GenPar, L.P.	Cayman Islands
TPG Emerging Companies Asia Management, LLC	Delaware
TPG Energy Solutions DE AIV GenPar Advisors, LLC	Delaware
TPG Energy Solutions DE AIV GenPar, L.P.	Delaware
TPG Energy Solutions GenPar Advisors, LLC	Delaware
TPG Energy Solutions GenPar, L.P.	Delaware
TPG Energy Solutions Management, LLC	Delaware
TPG EPF, L.P.	Delaware
TPG EU Lux GenPar IX Advisors, LLC	Delaware
TPG EU Lux GenPar IX, L.P.	Delaware
TPG EU Lux GenPar X Advisors, LLC	Delaware
TPG EU Lux GenPar X, L.P.	Delaware
TPG Europe II, LLC	Delaware
TPG Europe, LLC	Delaware
TPG Europe, LLP	England & Wales
TPG Falcon Partners GenPar Advisors, LLC	Delaware
TPG Falcon Partners GenPar, L.P.	Delaware
TPG Finance Inc.	Delaware
TPG Financial GenPar Advisors, Inc.	Cayman Islands
TPG Financial GenPar, L.P.	Cayman Islands
TPG FOF GenPar VI Advisors, LLC	Delaware
TPG FOF GenPar VI, L.P.	Delaware
TPG FPC, L.P.	Delaware
TPG FPC-B, L.P.	Delaware
TPG FPP, L.P.	Delaware
TPG FPP-B, L.P.	Delaware
TPG Gazelle Partners GenPar Advisors, LLC	Delaware
TPG Gazelle Partners GenPar, L.P.	Delaware
TPG GenPar IV Advisors, LLC	Delaware
TPG GenPar IV, L.P.	Delaware
TPG GenPar IV-AIV Advisors, Inc.	Cayman Islands
TPG GenPar IV-AIV, L.P.	Cayman Islands
TPG GenPar IX Advisors, LLC	Delaware
TPG GenPar IX EU, S.à r.l.	Luxembourg
TPG GenPar IX SBS SA I Advisors, LLC	Delaware
TPG GenPar IX SBS SA I, L.P.	Delaware
TPG GenPar IX, L.P.	Delaware
TPG GenPar IX-AIV Advisors, Ltd.	Cayman Islands
TPG GenPar IX-AIV, L.P.	Cayman Islands
TPG Genpar V Advisors, LLC	Delaware
TPG GenPar V, L.P.	Delaware
TPG GenPar V-AIV Advisors, Inc.	Cayman Islands
TPG GenPar V-AIV, L.P.	Cayman Islands
TPG Genpar VI Advisors, LLC	Delaware

TPG GenPar VI AIV TM Advisors, Inc.	Cayman Islands
TPG GenPar VI AIV TM, L.P.	Cayman Islands
TPG GenPar VI Cayfir AIV Advisors, Inc.	Cayman Islands
TPG GenPar VI Cayfir AIV, L.P.	Cayman Islands
TPG GenPar VI Delfir AIV Advisors II, LLC	Delaware
TPG Genpar VI Delfir AIV Advisors, LLC	Delaware
TPG GenPar VI Delfir AIV II, L.P.	Delaware
TPG Genpar VI Delfir AIV, L.P.	Delaware
TPG GenPar VI PEI, L.P.	Prince Edward Island
TPG GenPar VI PEI, LLC	Delaware
TPG GenPar VI, L.P.	Delaware
TPG GenPar VI-AIV Advisors, Inc.	Cayman Islands
TPG GenPar VI-AIV, L.P.	Cayman Islands
TPG GenPar VII Advisors, LLC	Delaware
TPG GenPar VII SBS SA I Advisors, LLC	Delaware
TPG GenPar VII SBS SA I AIV I Advisors, Inc.	Cayman Islands
TPG GenPar VII SBS SA I AIV I, L.P.	Cayman Islands
TPG GenPar VII SBS SA I, L.P.	Delaware
TPG GenPar VII, L.P.	Delaware
TPG GenPar VII-AIV Advisors, Inc.	Cayman Islands
TPG GenPar VII-AIV, L.P.	Cayman Islands
TPG GenPar VIII Advisors, LLC	Delaware
TPG GenPar VIII SBS SA DE AIV I Advisors, LLC	Delaware
TPG GenPar VIII SBS SA DE AIV I, L.P.	Delaware
TPG GenPar VIII SBS SA I Advisors, LLC	Delaware
TPG Genpar VIII SBS SA I AIV I Advisors, Inc.	Cayman Islands
TPG Genpar VIII SBS SA I AIV I, L.P.	Cayman Islands
TPG GenPar VIII SBS SA I, L.P.	Delaware
TPG GenPar VIII, L.P.	Delaware
TPG GenPar VIII-AIV Advisors, Ltd.	Cayman Islands
TPG Genpar VIII-AIV, L.P.	Cayman Islands
TPG GenPar X Advisors, LLC	Delaware
TPG GenPar X Advisors-F, LLC	Delaware
TPG GenPar X EU, Sarl	Luxembourg
TPG GenPar X SBS SA I Advisors, LLC	Delaware
TPG GenPar X SBS SA I, L.P.	Delaware
TPG GenPar X, L.P.	Delaware
TPG GenPar X-AIV Advisors, Ltd.	Cayman Islands
TPG GenPar X-AIV, L.P.	Cayman Islands
TPG GenPar X-F, L.P.	Delaware
TPG Global Advisors, LLC	Delaware
TPG Global, LLC	Delaware
TPG Golden Bear Partners GenPar Advisors, LLC	Delaware
TPG Golden Bear Partners GenPar, L.P.	Delaware
TPG Goldfish Partners GenPar Advisors, LLC	Delaware
TPG Goldfish Partners GenPar, L.P.	Delaware
TPG GP Solutions AIV GenPar Advisors, LLC	Delaware
TPG GP Solutions AIV GenPar, L.P.	Delaware
TPG GP Solutions EU Lux GenPar II Advisors, LLC	Delaware
TPG GP Solutions GenPar Advisors, LLC	Delaware

TPG GP Solutions GenPar II Advisors, LLC	Delaware
TPG GP Solutions GenPar II EU, SARL	Luxembourg
TPG GP Solutions GenPar II, L.P.	Delaware
TPG GP Solutions GenPar, L.P.	Delaware
TPG GP Solutions II Management, LLC	Delaware
TPG GP Solutions Lux GenPar II, L.P.	Delaware
TPG GP Solutions Management, LLC	Delaware
TPG GPCo, LLC	Delaware
TPG Growth FPP, L.P.	Delaware
TPG Growth Gator GenPar II Advisors, LLC	Delaware
TPG Growth Gator GenPar II, L.P.	Delaware
TPG Growth Genpar II Advisors, LLC	Delaware
TPG Growth Genpar II, L.P.	Delaware
TPG Growth GenPar III Advisors, LLC	Delaware
TPG Growth GenPar III, L.P.	Delaware
TPG Growth GenPar IV Advisors, LLC	Delaware
TPG Growth GenPar IV, L.P.	Delaware
TPG Growth GenPar V Advisors, LLC	Delaware
TPG Growth GenPar V, L.P.	Delaware
TPG Growth GenPar VI Advisors, LLC	Delaware
TPG Growth GenPar VI, L.P.	Delaware
TPG Growth II AIV Gator GenPar Advisors, Inc.	Cayman Islands
TPG Growth II AIV Gator GenPar, L.P.	Cayman Islands
TPG Growth II AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth II AIV GenPar, L.P.	Cayman Islands
TPG Growth II Cayman AIV Gator GenPar Advisors, Inc.	Cayman Islands
TPG Growth II Cayman AIV Gator GenPar, L.P.	Cayman Islands
TPG Growth II Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth II Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth II DE AIV Gator GenPar Advisors, LLC	Delaware
TPG Growth II DE AIV Gator GenPar, L.P.	Delaware
TPG Growth II DE AIV GenPar Advisors, LLC	Delaware
TPG Growth II DE AIV GenPar, L.P.	Delaware
TPG Growth II Gator Management, LLC	Delaware
TPG Growth II Management, LLC	Delaware
TPG Growth III (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth III (C) GenPar, L.P.	Cayman Islands
TPG Growth III Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth III Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth III DE AIV GenPar Advisors, LLC	Delaware
TPG Growth III DE AIV GenPar, L.P.	Delaware
TPG Growth III LRS GenPar Advisors, LLC	Delaware
TPG Growth III LRS GenPar, L.P.	Cayman Islands
TPG Growth III Management, LLC	Delaware
TPG Growth III SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth III SF AIV GenPar, L.P.	Cayman Islands
TPG Growth IV (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV (C) GenPar, L.P.	Cayman Islands
TPG Growth IV Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV Cayman AIV GenPar, L.P.	Cayman Islands

TPG Growth IV DE AIV GenPar Advisors, LLC	Delaware
TPG Growth IV DE AIV GenPar, L.P.	Delaware
TPG Growth IV Management, LLC	Delaware
TPG Growth IV SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV SF AIV GenPar, L.P.	Cayman Islands
TPG Growth V (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth V (C) GenPar, L.P.	Cayman Islands
TPG Growth V Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth V Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth V DE AIV GenPar Advisors, LLC	Delaware
TPG Growth V DE AIV GenPar, L.P.	Delaware
TPG Growth V Management, LLC	Delaware
TPG Growth V SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth V SF AIV GenPar, L.P.	Cayman Islands
TPG Growth VI Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth VI Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth VI DE AIV GenPar Advisors, LLC	Delaware
TPG Growth VI DE AIV GenPar, L.P.	Delaware
TPG Growth VI Management, LLC	Delaware
TPG H2Sub, LLC	Delaware
TPG Haihua (Shanghai) Equity Investment Management Co. Ltd.	China
TPG HC DE AIV Genpar Advisor, LLC	Delaware
TPG HC DE AIV GenPar, L.P.	Delaware
TPG HC EU Genpar II, SCSp	Luxembourg
TPG HC EU GenPar, S.à r.l.	Luxembourg
TPG HC Genpar EU Advisors, LLC	Delaware
TPG HC II DE AIV GenPar Advisor, LLC	Delaware
TPG HC II DE AIV GenPar, L.P.	Delaware
TPG HC II EU GenPar II, SCSp	Luxembourg
TPG HC II EU GenPar, S.à r.l.	Luxembourg
TPG HC II GenPar EU Advisors, LLC	Delaware
TPG HC II Merge GenPar Advisor, LLC	Delaware
TPG HC II Merge GenPar, L.P.	Delaware
TPG HC II Opry BL II, LLC	Delaware
TPG HC III DE AIV GenPar Advisors, LLC	Delaware
TPG HC III DE AIV GenPar, L.P.	Delaware
TPG HC III GenPar EU Advisors, LLC	Delaware
TPG HCP Holdings GP, LLC	Delaware
TPG HCP Holdings, L.P.	Delaware
TPG HCP Management Holdings GP, LLC	Delaware
TPG HCP Management Holdings, L.P.	Delaware
TPG Healthcare Partners GenPar Advisors, LLC	Delaware
TPG Healthcare Partners GenPar II Advisors, LLC	Delaware
TPG Healthcare Partners GenPar II, L.P.	Delaware
TPG Healthcare Partners GenPar III Advisors, LLC	Delaware
TPG Healthcare Partners GenPar III SBS SA I Advisors, LLC	Delaware
TPG Healthcare Partners GenPar III SBS SA I, L.P.	Delaware
TPG Healthcare Partners GenPar, L.P.	Delaware
TPG Healthcare Partners II Management, LLC	Delaware
TPG Healthcare Partners III Management, LLC	Delaware

TPG Healthcare Partners III SPV GP, LLC	Delaware
TPG Healthcare Partners Management, LLC	Delaware
TPG HealthTech Governance, LLC	Delaware
TPG Holdings I FinanceCo GP, LLC	Delaware
TPG Holdings I FinanceCo, L.P.	Delaware
TPG Holdings I FundingCo GP, LLC	Delaware
TPG Holdings I FundingCo, L.P.	Delaware
TPG Holdings I-A, LLC	Delaware
TPG Holdings II FinanceCo GP, LLC	Delaware
TPG Holdings II FinanceCo, L.P.	Delaware
TPG Holdings II FundingCo GP, LLC	Delaware
TPG Holdings II FundingCo, L.P.	Delaware
TPG Holdings II Sub, L.P.	Delaware
TPG Holdings II-A, LLC	Delaware
TPG Holdings III FinanceCo GP, LLC	Delaware
TPG Holdings III FinanceCo, L.P.	Delaware
TPG Holdings III FundingCo GP, LLC	Delaware
TPG Holdings III FundingCo, L.P.	Delaware
TPG Holdings III-A, L.P.	Cayman Islands
TPG Holdings III-A, LLC	Cayman Islands
TPG Holdings, L.P.	Delaware
TPG HS Holdings LLC	Delaware
TPG Hybrid Solutions GenPar Advisors, LLC	Delaware
TPG Hybrid Solutions GenPar, L.P.	Delaware
TPG Hybrid Solutions Slate CI GP, LLC	Delaware
TPG India, LLC	Delaware
TPG Indus Opportunities Partners GenPar Advisors, LLC	Delaware
TPG Indus Opportunities Partners GenPar, L.P.	Delaware
TPG International EU, Ltd.	Cayman Islands
TPG International FO, Ltd.	Cayman Islands
TPG International Subsidiary Holdings Ltd	Mauritius
TPG International, LLC	Delaware
TPG International, Ltd.	Cayman Islands
TPG IX DE AIV GenPar Advisors, LLC	Delaware
TPG IX DE AIV GenPar, L.P.	Delaware
TPG IX Dune GenPar Advisors, LLC	Delaware
TPG IX Management, LLC	Delaware
TPG IX Opry BL II, LLC	Delaware
TPG IX Starman GenPar Advisors, LLC	Delaware
TPG IX Starman GenPar, L.P.	Delaware
TPG Japan Realty Value II LLC	Delaware
TPG Korea Co., Ltd.	Korea, Republic of
TPG Laureate Partners GenPar Advisors, LLC	Delaware
TPG Laureate Partners GenPar, L.P.	Delaware
TPG Lion Partners GenPar Advisors, LLC	Delaware
TPG Lonestar GenPar I Advisors, LLC	Delaware
TPG Lonestar GenPar I, L.P.	Delaware
TPG Longhorn Sciences Co-Invest GenPar Advisors, LLC	Delaware
TPG Longhorn Sciences Co-Invest GenPar, L.P.	Delaware
TPG LPCo-1, LLC	Delaware

TPG LPCo-2, LLC	Delaware
TPG LSG Holdings GP, LLC	Delaware
TPG LSG Holdings, L.P.	Delaware
TPG LSG Management Holdings GP, LLC	Delaware
TPG LSG Management Holdings, L.P.	Delaware
TPG LSI DE AIV GenPar Advisors, LLC	Delaware
TPG LSI DE AIV GenPar, L.P.	Delaware
TPG LSI GenPar Advisors, LLC	Delaware
TPG LSI GenPar, L.P.	Delaware
TPG LSI Management, LLC	Delaware
TPG Luna GenPar Advisors, Inc.	Cayman Islands
TPG Luna GenPar V-AIV Advisors, Inc.	Cayman Islands
TPG Luna GenPar V-AIV, L.P.	Cayman Islands
TPG Lynx GenPar Advisors, LLC	Delaware
TPG MMI Management, LLC	Delaware
TPG MMI Partners GenPar Advisors, Inc.	Cayman Islands
TPG MMI Partners GenPar, L.P.	Cayman Islands
TPG Myanmar, Ltd.	Cayman Islands
TPG New Holdings, LLC	Delaware
TPG NEXT GenPar Advisors, LLC	Delaware
TPG NEXT GenPar, L.P.	Delaware
TPG NEXT Management, LLC	Delaware
TPG NJ DASA GenPar C, L.P.	Delaware
TPG NQ HoldCo GP, Inc.	Cayman Islands
TPG NQ HoldCo, L.P.	Cayman Islands
TPG Odyssey Partners GenPar Advisors, LLC	Delaware
TPG Odyssey Partners GenPar, L.P.	Delaware
TPG OG Holdings, LLC	Delaware
TPG OpCo Admin, L.P.	Delaware
TPG OpCo Holdings, L.P.	Delaware
TPG Operating Group I, L.P.	Delaware
TPG Operating Group II, L.P.	Delaware
TPG Operating Group III, L.P.	Delaware
TPG Operations, LLC	Delaware
TPG OPF, L.P.	Delaware
TPG Oryx Partners GenPar Advisors, LLC	Delaware
TPG Osprey Fund GP, LLC	Delaware
TPG Pace Governance, LLC	Cayman Islands
TPG Pace III Sponsor (Series S)	Delaware
TPG Pace III Sponsor (Series W)	Delaware
TPG Pace III Sponsor (Series W-2)	Delaware
TPG Pace Solutions Sponsor, Series LLC	Delaware
TPG Pace Tech Opportunities Sponsor, Series LLC	Delaware
TPG Pace V Holdings Corp.	Delaware
TPG Pace VIII Sponsor (Series S-1)	Delaware
TPG Pace VIII Sponsor (Series S-2)	Delaware
TPG Pace VIII Sponsor (Series W-1)	Delaware
TPG Pace VIII Sponsor (Series W-2)	Delaware
TPG Partners IX EU Genpar II, SCSp	Luxembourg
TPG Partners IX EU GenPar, Sarl	Luxembourg

TPG Partners IX Genpar EU Advisors, LLC	Delaware
TPG Partners VII (C) GenPar Advisors, Inc.	Cayman Islands
TPG Partners VII (C) GenPar, L.P.	Cayman Islands
TPG Partners VIII EU Genpar II, SCSp	Luxembourg
TPG Partners VIII EU GenPar, SARL	Luxembourg
TPG Partners VIII Genpar EU Advisors, LLC	Delaware
TPG Partners X EU GenPar II, L.P.	Delaware
TPG Partners X EU GenPar, SARL	Luxembourg
TPG Partners X GenPar EU Advisors, LLC	Delaware
TPG Partners X SPV GP II, LLC	Delaware
TPG Partners X SPV GP, LLC	Delaware
TPG PEP Advisors, LLC	Delaware
TPG PEP Feeder, L.P.	Delaware
TPG PEP GenPar Advisors, LLC	Delaware
TPG Private Equity Opportunities GenPar Advisors, LLC	Delaware
TPG Private Equity Opportunities GenPar, L.P.	Delaware
TPG Private Equity Opportunities VSP, L.P.	Delaware
TPG Qinghua (Chongqing) Equity Investment Management Partnership Enterprise (Limited Partnership)	China
TPG RE Finance Trust Management, L.P.	Delaware
TPG RE III Cinema Advisors, L.P.	Delaware
TPG RE, LLC	Delaware
TPG Real Estate Advisors, LLC	Delaware
TPG Real Estate Core-Plus GenPar Advisors, LLC	Delaware
TPG Real Estate Core-Plus GenPar, L.P.	Delaware
TPG Real Estate Core-Plus Management, LLC	Delaware
TPG Real Estate Credit Advisors, LLC	Delaware
TPG Real Estate Credit Investment GenPar, L.P.	Cayman Islands
TPG Real Estate Credit Management, LLC	Delaware
TPG Real Estate Credit Opportunities GenPar Advisors, LLC	Delaware
TPG Real Estate EU GenPar III, S.à r.l.	Luxembourg
TPG Real Estate EU GenPar IV, SCSp	Luxembourg
TPG Real Estate GenPar (C), Limited Partnership	Prince Edward Island
TPG Real Estate GenPar II (A), L.P.	Delaware
TPG Real Estate GenPar II (B), L.P.	Cayman Islands
TPG Real Estate GenPar II (EU), L.P.	Delaware
TPG Real Estate GenPar II Advisors (A), LLC	Delaware
TPG Real Estate GenPar II Advisors (B), Ltd.	Cayman Islands
TPG Real Estate GenPar II Advisors, LLC	Delaware
TPG Real Estate GenPar II U.K. Investments Advisor, LLC	Delaware
TPG Real Estate GenPar II U.K. Investments, Limited Partnership	Prince Edward Island
TPG Real Estate GenPar II, L.P.	Delaware
TPG Real Estate Genpar III - AIV, L.P.	Cayman Islands
TPG Real Estate GenPar III Advisors, LLC	Delaware
TPG Real Estate Genpar III Advisors, Ltd.	Cayman Islands
TPG Real Estate Genpar III EU Advisors, LLC	Delaware
TPG Real Estate GenPar III, L.P.	Delaware
TPG Real Estate GenPar IV Advisors, L.P.	Delaware
TPG Real Estate Genpar IV Advisors, LLC	Delaware
TPG Real Estate GenPar IV Co-Invest I Advisors, LLC	Delaware
TPG Real Estate GenPar IV Co-Invest I, L.P.	Delaware

TPG Real Estate GenPar IV Co-Invest II Advisors, LLC	Delaware
TPG Real Estate GenPar IV Co-Invest II, L.P.	Delaware
TPG Real Estate GenPar IV Co-Invest III Advisors, LLC	Delaware
TPG Real Estate GenPar IV Co-Invest III, L.P.	Delaware
TPG Real Estate Genpar IV EU Advisors, LLC	Delaware
TPG Real Estate Genpar IV, L.P.	Delaware
TPG Real Estate Genpar IV-A Advisors, LLC	Delaware
TPG Real Estate Genpar IV-A, L.P.	Delaware
TPG Real Estate II Management, LLC	Delaware
TPG Real Estate III Management, LLC	Delaware
TPG Real Estate IV EU Genpar I-A, SCSp	Luxembourg
TPG Real Estate IV EU GenPar, SARL	Luxembourg
TPG Real Estate IV Management, LLC	Delaware
TPG Real Estate Partners Investments, LLC	Delaware
TPG Real Estate U.K. Investments, L.P.	Delaware
TPG Redleaf Co-Investment GenPar Advisors, LLC	Delaware
TPG Rise Climate (C) GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate (C) GenPar, L.P.	Cayman Islands
TPG Rise Climate Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate Cayman AIV GenPar, L.P.	Cayman Islands
TPG Rise Climate Cayman AIV SPV GP, LLC	Cayman Islands
TPG Rise Climate Co-Invest GenPar Advisors, LLC	Delaware
TPG Rise Climate Co-Invest GenPar II Advisors, LLC	Delaware
TPG Rise Climate Co-Invest GenPar, L.P.	Delaware
TPG Rise Climate DE AIV GenPar Advisors, LLC	Delaware
TPG Rise Climate DE AIV GenPar, L.P.	Delaware
TPG Rise Climate DE AIV SPV GP, LLC	Delaware
TPG Rise Climate EU Lux GenPar II Advisors, LLC	Delaware
TPG Rise Climate GenPar Advisors, LLC	Delaware
TPG Rise Climate GenPar II Advisors, LLC	Delaware
TPG Rise Climate GenPar II Advisors-F, LLC	Delaware
TPG Rise Climate GenPar II EU, SARL	Luxembourg
TPG Rise Climate GenPar II, L.P.	Delaware
TPG Rise Climate GenPar II-F, L.P.	Delaware
TPG Rise Climate GenPar, L.P.	Delaware
TPG Rise Climate Global South Initiative GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate Global South Initiative GenPar, L.P.	Cayman Islands
TPG Rise Climate Global South Initiative Management, LLC	Delaware
TPG Rise Climate GSI FICO GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate GSI FICO GenPar, L.P.	Cayman Islands
TPG Rise Climate GSI FICO Management, LLC	Delaware
TPG Rise Climate Holdings I, L.P.	Delaware
TPG Rise Climate Holdings II, L.P.	Delaware
TPG Rise Climate II EU AIV GenPar Advisors, LLC	Delaware
TPG Rise Climate II EU AIV GenPar II, SCSp	Luxembourg
TPG Rise Climate II EU AIV GenPar, Ltd.	Cayman Islands
TPG Rise Climate II EU AIV GenPar, SARL	Luxembourg
TPG Rise Climate II EU Lux GenPar Advisors, LLC	Delaware
TPG Rise Climate II GenPar EU, SARL	Luxembourg
TPG Rise Climate II Lux GenPar, L.P.	Delaware

TPG Rise Climate II Management, LLC	Delaware
TPG Rise Climate Lux GenPar II, L.P.	Delaware
TPG Rise Climate Management Holdings, L.P.	Delaware
TPG Rise Climate Management, LLC	Delaware
TPG Rise Climate Non-US Feeder BL, LLC	Cayman Islands
TPG Rise Climate SLP GP Advisors, LLC	Delaware
TPG Rise Climate TI Cayman AIV GenPar Advisors, LLC	Cayman Islands
TPG Rise Climate TI Cayman AIV GenPar, L.P.	Cayman Islands
TPG Rise Climate TI DE AIV GenPar Advisors, LLC	Delaware
TPG Rise Climate TI DE AIV GenPar, LP	Delaware
TPG Rise Climate Transition Infrastructure EU Lux GenPar Advisors, LLC	Delaware
TPG Rise Climate Transition Infrastructure GenPar Advisors, LLC	Delaware
TPG Rise Climate Transition Infrastructure GenPar EU, SARL	Luxembourg
TPG Rise Climate Transition Infrastructure GenPar, L.P.	Delaware
TPG Rise Climate Transition Infrastructure Lux GenPar, L.P.	Delaware
TPG Rise Climate Transition Infrastructure Management, LLC	Delaware
TPG Rise Climate U.S. Feeder BL, LLC	Delaware
TPG RMB Management, LLC	Delaware
TPG Seville Genpar Advisors, LLC	Delaware
TPG Seville GenPar, Limited Partnership	Prince Edward Island
TPG Solutions Advisors, LLC	Delaware
TPG Sports DE AIV GenPar Advisors, LLC	Delaware
TPG Sports DE AIV GenPar I, L.P.	Delaware
TPG Sports DE AIV GenPar II, L.P.	Delaware
TPG Sports GenPar Advisors, LLC	Delaware
TPG Sports GenPar, L.P.	Delaware
TPG Sports Management Holdings SPV GP, LLC	Delaware
TPG Sports Management Holdings, L.P.	Delaware
TPG Sports Management, LLC	Delaware
TPG Star Genpar Advisors, LLC	Delaware
TPG Star Genpar AIV Advisors, L.L.C.	Delaware
TPG Star Genpar AIV, L.P.	Delaware
TPG STAR GenPar, L.P.	Delaware
TPG Starfish GenPar Advisors, LLC	Delaware
TPG Strategic Capital GenPar Advisors, LLC	Delaware
TPG Strategic Capital GenPar, L.P.	Delaware
TPG Strategic Capital Management, LLC	Delaware
TPG Tambo Partners GenPar Advisors, LLC	Delaware
TPG Tambo Partners GenPar, L.P.	Delaware
TPG Tambo Partners, L.P.	Delaware
TPG Tech Adjacencies Cayman AIV GenPar, L.P.	Cayman Islands
TPG Tech Adjacencies Cayman AIV GP Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies DE AIV GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies DE AIV GenPar, L.P.	Delaware
TPG Tech Adjacencies GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies GenPar II Advisors, LLC	Delaware
TPG Tech Adjacencies GenPar II, L.P.	Delaware
TPG Tech Adjacencies GenPar III Advisors, LLC	Delaware
TPG Tech Adjacencies GenPar III, L.P.	Delaware
TPG Tech Adjacencies GenPar, L.P.	Delaware

TPG Tech Adjacencies II DE AIV GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies II DE AIV GenPar, L.P.	Delaware
TPG Tech Adjacencies II Management, LLC	Delaware
TPG Tech Adjacencies II SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies II SF AIV GenPar, L.P.	Cayman Islands
TPG Tech Adjacencies II Stellar AIV GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies II Stellar AIV GenPar, LP	Delaware
TPG Tech Adjacencies III DE AIV GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies III DE AIV GenPar, L.P.	Delaware
TPG Tech Adjacencies III Management, LLC	Delaware
TPG Tech Adjacencies Management, LLC	Delaware
TPG Tech Adjacencies SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies SF AIV GenPar, L.P.	Cayman Islands
TPG Texas Jaguar Partners GenPar Advisors, LLC	Delaware
TPG TIGER 2, LLC	Delaware
TPG TIGER HoldCo 2, LLC	Delaware
TPG TIGER Holdco, LLC	Cayman Islands
TPG TIGER Management 2, LLC	Delaware
TPG TIGER Management, LLC	Delaware
TPG TIGER, LLC	Cayman Islands
TPG TKY Partners GenPar Advisors, LLC	Delaware
TPG Toucan Partners GenPar Advisors, LLC	Delaware
TPG Toucan Partners GenPar, L.P.	Delaware
TPG Twin Brook Direct Lending Fund VI GP, LLC	Delaware
TPG Twin Brook DLI Lux VI GP, S.à r.l.	Luxembourg
TPG Twin Brook Mammoth Fund GP, LLC	Delaware
TPG V AIV SLP SD, L.P.	Delaware
TPG VI AIV SLP SD Advisors, LLC	Delaware
TPG VI AIV SLP SD, L.P.	Delaware
TPG VI Management, LLC	Delaware
TPG VI OG AIV GenPar Advisors, Inc.	Cayman Islands
TPG VI OG AIV GenPar, L.P.	Cayman Islands
TPG VII DE AIV Genpar Advisors, LLC	Delaware
TPG VII DE AIV Genpar, LP	Delaware
TPG VII Kentucky GenPar Advisors, LLC	Delaware
TPG VII Kentucky GenPar, L.P.	Delaware
TPG VII Magni GenPar Advisors, LLC	Delaware
TPG VII Magni GenPar, L.P.	Delaware
TPG VII Management, LLC	Delaware
TPG VII Manta GenPar Advisors, LLC	Delaware
TPG VII Manta GenPar, L.P.	Delaware
TPG VIII DE AIV Genpar Advisors, LLC	Delaware
TPG VIII DE AIV GenPar Holdings, LLC	Delaware
TPG VIII DE AIV GenPar, L.P.	Delaware
TPG VIII Management, LLC	Delaware
TPG VV Holdings GP, LLC	Delaware
TPG VV Holdings, L.P.	Delaware
TPG VV Management Holdings GP, LLC	Delaware
TPG VV Management Holdings, L.P.	Delaware
TPG X DE AIV GenPar Advisors, LLC	Delaware

TPG X DE AIV GenPar, L.P.	Delaware
TPG X Management, LLC	Delaware
TPG Yihua (Chongqing) Equity Investment Management Partnership Enterprise LP	China
TPGAG SKC LLC	Delaware
TPG-SV GenPar Advisors, Ltd.	Cayman Islands
T-POP Management Company, LLC	Delaware
TSI II Management, LLC	Delaware
TSI Management, LLC	Delaware
Twin Brook Capital Servicer, LLC	Delaware
Y Analytics, PBLLC	Delaware